UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32288	13-3971809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Lackawanna Place, South Orange, New Jersey 07079
(Address of principal executive offices, including ZIP code)

(201) 343-5202
(Registrant’s telephone number, including area code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	NEPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2019, Nephros, Inc. (the “Company”) entered into a First Modification to Loan and Security Agreement (the “Amendment”) with Tech Capital, LLC (the “Lender”). The Amendment amends that certain Loan and Security Agreement, dated August 17, 2017, between the Company and the Lender (the “Loan Agreement”).

The Amendment increases the Company’s senior secured asset-based revolving credit facility from $1,000,000 to $2,500,000, which the Company may draw upon from time to time during the term of the Loan Agreement, as amended (the “Credit Facility”). As of December 24, 2019, the Company has drawn approximately $515,500 on the Credit Facility. The Company has used and intends to use the proceeds from loans under the Credit Facility for working capital and general corporate purposes.

The Loan Agreement, as amended, will continue to have a basic term of 12 months, which will automatically renew for successive 12-month periods, measured from the date of the Amendment. Availability under the Credit Facility will also continue to be based upon periodic borrowing base certifications valuing certain of the Company’s accounts receivable and inventory, which were increased in the Amendment to account for the increased Credit Facility. The interest rate remains unchanged in the Amendment; however, minimum monthly interest payments required have increased to $6,500.

The Company is required to pay to the Lender on the date of the Amendment and each anniversary thereof while there remain outstanding amounts under the Credit Facility a loan fee in the amount of 0.50% of the maximum amount of credit available under the Credit Facility.

All other material terms of the Loan Agreement remain unchanged. The preceding description of the Amendment is qualified in its entirety by reference to the entire text of the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth above under Item 1.01 are hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Modification to Loan and Security Agreement dated December 20, 2019, between Nephros, Inc. and Tech Capital, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: December 26, 2019	By:	/s/ Andrew Astor
Andrew Astor
Chief Financial Officer